SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2006

FNBH BANCORP, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-25752 (Commission File Number)	38-2869722 (IRS Employer Identification No.)

101 East Grand River, Howell, Michigan (Address of principal executive office)		48843 (Zip Code)

517-546-3150
Registrant's Telephone Number, Including Area Code:

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Compensation of Named Executive Officers

On March 20, 2006, the annual bonus amounts for performance during 2005 was determined. The table below sets forth the annual base salaries for the named executive officers of FNBH Bancorp, Inc. (the "Company") for 2006, as well as the cash bonus payable in 2006 for performance in 2005. All named executive officers are "at will" employees of the Company and serve at the pleasure of the Board of Directors.

Name and Position	Annual Salary For 2006	Cash Bonus For 2005

Herbert W. Bursch
President and Chief Executive Officer	$176,800	$66,600.56
Janice Trouba
Senior Vice President & Chief Financial Officer	$126,500	$45,392.35
Nancy Morgan
Senior Vice President, Human Resources	$108,000	$39,176.80

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 24, 2006	FNBH BANCORP, INC. By: /s/ Janice Trouba —————————————— Janice Trouba Chief Financial Officer